UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21533

Salomon Brothers Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers Inflation Management Fund Inc.

SEMI-ANNUAL REPORT

APRIL 30, 2006

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Salomon Brothers Inflation Management Fund Inc.

Semi-Annual Report • April 30, 2006

What’s Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Statement of Cash Flows	12

Fund Objective The Fund’s investment objective is total return and current income.	Financial Highlights	13

	Notes to Financial Statements	14

	Additional Shareholder Information	21

	Dividend Reinvestment Plan	22

“Smith Barney”, “Salomon Brothers” and ”Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month period of this report. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

     The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

     Both short- and long-term yields rose over the reporting period. During the six months ended April 30, 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period, the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned 0.56%.

Salomon Brothers Inflation Management Fund Inc.      I

     The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. During the six-month period ended April 30, 2006, the Citigroup High Yield Market Index[v] returned 4.56%.

     Emerging markets debt continued to produce solid results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.85% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these countries have strengthened their balance sheets in recent years. We believe that these positives more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended April 30, 2006, the Salomon Brothers Inflation Management Fund Inc. returned -1.52%, based on its net asset value (“NAV”)vii and 2.84% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”)viii, returned -0.96% for the same time frame. The Lipper General U.S. Government Closed-End Funds Category Averageix increased 0.67% Please note that Lipper performance returns are based on each fund’s NAV per share.

     During this six-month period, the Fund made distributions to shareholders totaling $1.2945 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2006. Past performance is no guarantee of future results.

II      Salomon Brothers Inflation Management Fund Inc.

Performance Snapshot as of April 30, 2006 (unaudited)

Price	Six-Month
Per Share	Total Return

$17.66 (NAV)	-1.52%

$16.24 (Market Price)	2.84%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s investment management contract to terminate. The Fund’s then existing shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

     As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Legg Mason has recommended to the Board of Directors of the Fund that Western Asset be appointed as the sub-advisor to the Fund, subject to applicable regulatory requirements.

     The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Frederick Marki, Peter H. Stutz and Paul E. Wynn assumed portfolio management responsibilities for the Fund on March 31, 2006. These portfolio managers are employees of the Manager for purposes of carrying out their duties relating to the Fund and they also will continue to serve as employees of Western Asset.

     The Board is working with the Manager, Western Asset and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Salomon Brothers Inflation Management Fund Inc.      III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XIMFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 25, 2006

IV      Salomon Brothers Inflation Management Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance at NAV will be adversely affected. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv
The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi
JPMorgan Emerging Markets Bond Index Global (”EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii
NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	The Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”) represents an unmanaged market index is made up of U.S. Treasury Inflation Linked Index securities.

ix
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Inflation Management Fund Inc.      V

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Fund at a Glance (unaudited)

Investment Breakdown

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      1

Schedule of Investments (April 30, 2006) (unaudited)

SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

Face
Amount†	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 79.3%
	U.S. Treasury Bonds, Inflation Indexed:
$16,686,104	3.000% due 7/15/12	$17,397,233
42,446,996	2.375% due 1/15/25 (a)	41,949,602
17,518,375	2.000% due 1/15/26	16,295,522
	U.S. Treasury Notes, Inflation Indexed:
53,306,000	3.875% due 1/15/09	55,971,353
7,912,298	4.250% due 1/15/10 (a)	8,521,181
37,635,150	2.000% due 1/15/14 (a)	36,736,912
29,447,282	1.625% due 1/15/15 (a)	27,764,429

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $209,895,431)	204,636,232

ASSET-BACKED SECURITIES — 7.0%
Home Equity — 6.9%
1,000,000	ACE Securities Corp., Series 2004-OP1, Class M3, 6.209% due 4/25/34 (a)(b)	1,002,532
	Aegis Asset-Backed Securities Trust:
500,000	Series 2004-5, Class M2, 6.179% due 12/25/34 (b)	505,848
99,578	Series 2004-5N, 5.000% due 12/25/34 (c)	98,812
127,731	Series 2004-6N, 4.750% due 3/25/35 (c)	127,052
	Ameriquest Mortgage Securities Inc.:
750,000	Series 2004-R08, Class M10, 7.459% due 9/25/34 (b)(c)	711,119
500,000	Series 2004-R11, Class M5, 6.159% due 11/25/34 (b)	510,557
665,000	Amortizing Residential Collateral Trust, Series 2004-1,
	Class M4, 6.009% due 10/25/34 (b)	680,040
43,099	AQ Finance Net Interest Margin Trust, Series 2004-RN5, Class A,
	5.193% due 6/25/34 (c)	42,915
500,000	Argent Securities Inc., Series 2004-W8, Class M10, 8.459% due 5/25/34 (b)	493,805
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2, 6.409%
	due 1/25/34 (b)	760,725
12,349	Asset-Backed Funding Corp. Net Interest Margin Trust, Series 2004-OPT4,
	Class N1, 4.450% due 5/26/34 (c)	12,334
881,948	Bear Stearns Asset-Backed Securities Inc., Series 2005-AC4,
	Class M2, 5.629% due 7/25/35 (b)	885,212
	Bear Stearns Asset-Backed Securities Inc. Net Interest Margin Trust:
19,711	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (c)	19,686
24,290	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (c)	24,257
139,953	Series 2004-HE8N, Class A1, 5.000% due 9/25/34 (c)	139,631
	Countrywide Asset-Backed Certificates:
126,877	Series 2004-02N, Class N1, 5.000% due 2/25/35 (c)	125,839
13,683	Series 2004-05N, Class N1, 5.500% due 10/25/35 (c)	13,672
45,851	Series 2004-11N, Class N, 5.250% due 4/25/36 (b)(c)	45,750
1,250,000	Series 2004-BC4, Class M2, 5.809% due 10/25/34 (b)	1,258,083
47,437	CS First Boston Mortgage Securities Corp., Series 2001-HE16,
	Class M2, 6.159% due 11/25/31 (b)	47,259
126,205	Finance America Net Interest Margin Trust, Series 2004-01,
	Class A, 5.250% due 6/27/34 (c)	125,471

See Notes to Financial Statements.

2      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security	Value

Home Equity — 6.9% (continued)
	GSAMP Trust:
$ 500,000	Series 2004-OPT, Class M3, 6.109% due 11/25/34 (b)	$504,541
162,676	Series 2005-OPTN, 5.000% due 11/25/34 (c)	161,619
235,174	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500%
	due 11/25/34 (c)	105,828
500,000	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 6.109%
	due 11/25/34 (b)	502,857
1,500,000	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4,
	5.959% due 9/25/34 (b)	1,514,791
92,063	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1,
	5.000% due 9/25/35 (c)	91,437
	Morgan Stanley Asset-Backed Securities Capital I:
1,000,000	Series 2004-HE4, Class M2, 6.259% due 5/25/34 (b)	1,000,569
500,000	Series 2004-HE9, Class M6, 6.209% due 11/25/34 (b)	506,450
500,000	Series 2004-NC8, Class M4, 5.959% due 9/25/34 (b)	506,769
500,000	Series 2004-OP1, Class M5, 6.009% due 11/25/34 (b)	507,653
	Novastar Home Equity Loan:
1,000,000	Series 2004-2, Class M5, 6.459% due 9/25/34 (b)	1,012,746
500,000	Series 2004-4, Class M4, 6.059% due 3/25/35 (b)	502,367
314,438	Option One Mortgage Loan Trust, Series 2002-4, Class M2, 6.089%
	due 7/25/32 (b)	314,966
500,000	Park Place Securities Inc., Series 2004-WWF1, Class M4, 6.059%
	due 2/25/35 (b)	507,024
875,000	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3,
	6.859% due 3/25/34 (b)	885,253
500,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2,
	6.109% due 11/25/34 (b)	507,963
	Sail Net Interest Margin Notes:
84,329	Series 2004-2A, Class A, 5.500% due 3/27/34 (c)	80,307
19,830	Series 2004-8A, Class A, 5.000% due 9/27/34 (c)	19,800
233,888	Series 2004-10A, Class B, 7.000% due 11/27/34 (c)	210,499
78,051	Series 2004-11A, Class A2, 4.750% due 1/27/35 (c)	77,671
367,544	Series 2004-AA, Class B, 7.500% due 10/27/34 (c)	257,280
	Series 2004-BN2A:
75,209	Class A, 5.000% due 12/27/34 (c)	75,070
202,437	Class B, 7.000% due 12/27/34 (b)(c)	177,133
	Sharp SP I LLC, Net Interest Margin Trust:
53,252	Series 2004-HS1N, 5.920% due 2/25/34 (c)	52,704
68,843	Series 2005-HE1N, 5.190% due 2/25/35 (c)	68,556

	Total Home Equity	17,782,452

Student Loan — 0.1%
359,017	Saco I Trust, Series 2005-02, Class A, 5.159% due 4/25/35 (b)(c)	359,143

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $18,246,974)	18,141,595

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      3

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%
$ 120,000	American Home Mortgage Investment Trust, Series 2005-4,
	Class M3, 5.759% due 11/25/45 (b)	$120,031
11,247,706	Federal Home Loan Mortgage Corp. (FHLMC), Series 2777,
	Class PI, PAC, IO, 5.000% due 5/15/24	788,352
7,798,789	Federal National Mortgage Association (FNMA), Series 339,
	Class 30, IO, 5.500% due 7/1/18 (b)	1,473,757
	Government National Mortgage Association (GNMA):
2,046,295	Series 2003-6, Class PI, PAC IO, 5.500% due 9/20/28 (b)	73,441
279,646	Series 2003-77, Class TI, PAC IO, 6.000% due 11/16/28	3,263
500,000	GS Mortgage Securities Corp. II, Series 2002-FL5A, Class D,
	5.901% due 6/16/14 (b)(c)	500,487
1,950	Homestar Net Interest Margin Trust, Series 2004-6, Class A1,
	5.500% due 1/25/35 (c)	1,949
804,260	Merit Securities Corp., Series 11PA, Class B2, 6.500% due 9/28/32 (b)(c)	702,244
	Structured Asset Securities Corp.:
213,888	Series 1998-2, Class M1, 6.059% due 2/25/28 (b)	214,776
422,333	Series 1998-3, Class M1, 5.959% due 3/25/28 (b)	422,848

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $4,857,861)	4,301,148

CORPORATE BONDS & NOTES — 2.9%
Capital Markets — 1.2%
3,100,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
	4.900% due 9/28/07 (b)	3,078,951

Diversified Financial Services — 1.5%
1,500,000	Ford Motor Credit Co., Notes, 6.638% due 1/15/10 (b)	1,359,282
1,500,000	General Motors Acceptance Corp., Notes, 7.020% due 12/1/14 (b)	1,420,715
1,000,000	Residential Capital Corp., Notes, 6.335% due 6/29/07 (b)	1,004,757

	Total Diversified Financial Services	3,784,754

Metals & Mining — 0.0%
125,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13	122,257

Oil, Gas & Consumable Fuels — 0.2%
	Petronas Capital Ltd.:
100,000	7.000% due 5/22/12 (c)	106,825
250,000	Notes, 7.875% due 5/22/22 (c)	291,801

	Total Oil, Gas & Consumable Fuels	398,626

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $7,302,501)	7,384,588

MORTGAGE-BACKED SECURITIES — 1.7%
FHLMC — 1.5%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
308,497	7.000% due 6/1/17	317,200
3,052,296	8.500% due 9/1/24	3,274,383
226,917	6.500% due 8/1/29	231,978

	TOTAL FHLMC	3,823,561

See Notes to Financial Statements.

4      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†		Security	Value

FNMA — 0.2%
		Federal National Mortgage Association (FNMA):
$ 118,898		5.500% due 1/1/14	$118,248
574,373		7.000% due 3/15/15-6/1/32	593,545

		TOTAL FNMA	711,793

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,545,228)	4,535,354

SOVEREIGN BONDS — 4.5%
Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (d)	24,616
150,000	EUR	8.500% due 7/1/04 (d)	57,753
100,000	EUR	10.250% due 1/26/07 (d)	40,553
140,000		4.889% due 8/3/12 (b)	131,894
295,768	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	115,880
		GDP-Linked Securities:
1,048,813	ARS	0.000% due 12/15/35 (b)	31,012
100,000	EUR	0.000% due 12/15/35 (b)	12,939
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (c)(d)	87,694

		Total Argentina	502,341

Brazil — 0.5%
		Federative Republic of Brazil, Collective Action Securities:
250,000		7.875% due 3/7/15	269,812
270,000		8.750% due 2/4/25	305,775
625,000		8.250% due 1/20/34	681,875

		Total Brazil	1,257,462

Bulgaria — 0.1%
130,000		Republic of Bulgaria, 8.250% due 1/15/15 (c)	150,638

Chile — 0.1%
150,000		Republic of Chile, 5.500% due 1/15/13	147,784

China — 0.0%
70,000		People’s Republic of China, 4.750% due 10/29/13	66,433

Colombia — 0.2%
		Republic of Colombia:
405,000		11.750% due 2/25/20	578,137
50,000		8.125% due 5/21/24	55,800
10,000		10.375% due 1/28/33	13,763

		Total Colombia	647,700

Ecuador — 0.1%
330,000		Republic of Ecuador, 9.000% due 8/15/30 (b)(c)	341,880

El Salvador — 0.1%
		Republic of El Salvador:
195,000		7.750% due 1/24/23 (c)	212,063
30,000		8.250% due 4/10/32 (c)	32,550

		Total El Salvador	244,613

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security	Value

Mexico — 0.9%
	United Mexican States:
$ 90,000	11.375% due 9/15/16	$124,650
125,000	8.125% due 12/30/19	145,000
	Medium-Term Notes:
270,000	5.625% due 1/15/17	258,862
	Series A:
21,000	6.375% due 1/16/13	21,399
1,300,000	5.875% due 1/15/14 (a)	1,284,400
74,000	6.625% due 3/3/15	76,720
465,000	8.000% due 9/24/22	535,099

	Total Mexico	2,446,130

Panama — 0.2%
	Republic of Panama:
230,000	8.875% due 9/30/27	276,000
171,815	PDI, 5.563% due 7/17/16 (b)	169,667

	Total Panama	445,667

Peru — 0.3%
	Republic of Peru:
155,000	9.875% due 2/6/15	184,256
65,000	8.750% due 11/21/33	73,450
373,450	FLIRB, 5.000% due 3/7/17 (b)	357,579
	Global Bonds:
35,000	8.375% due 5/3/16	38,220
100,000	7.350% due 7/21/25	99,250

	Total Peru	752,755

Philippines — 0.2%
	Republic of the Philippines:
100,000	8.250% due 1/15/14	108,622
155,000	9.375% due 1/18/17	180,862
125,000	10.625% due 3/16/25	161,950
150,000	Senior Notes, 9.500% due 2/2/30	177,840

	Total Philippines	629,274

Poland — 0.1%
150,000	Republic of Poland, Notes, 5.250% due 1/15/14	146,111

Russia — 0.6%
	Russian Federation:
128,889	8.250% due 3/31/10	135,494
175,000	11.000% due 7/24/18 (c)	248,063
510,000	12.750% due 6/24/28 (c)	892,500
270,000	5.000% due 3/31/30 (b) (c)	293,287

	Total Russia	1,569,344

See Notes to Financial Statements.

6      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security	Value

South Africa — 0.1%
	Republic of South Africa:
$ 75,000	9.125% due 5/19/09	$82,162
125,000	6.500% due 6/2/14	128,594

	Total South Africa	210,756

Turkey — 0.4%
	Republic of Turkey:
50,000	11.750% due 6/15/10	59,925
150,000	11.000% due 1/14/13	186,937
175,000	7.250% due 3/15/15	182,438
275,000	7.000% due 6/5/20	277,750
100,000	11.875% due 1/15/30	152,500
60,000	Collective Action Securities, Notes, 7.375% due 2/5/25	61,575

	Total Turkey	921,125

Ukraine — 0.1%
140,000	Republic of Ukraine, 7.650% due 6/11/13 (c)	146,650

Uruguay — 0.1%
	Republic of Uruguay, Benchmark Bonds:
175,000	7.250% due 2/15/11	180,688
100,000	7.500% due 3/15/15	103,500

	Total Uruguay	284,188

Venezuela — 0.2%
	Bolivarian Republic of Venezuela:
25,000	8.500% due 10/8/14	28,187
125,000	7.650% due 4/21/25	134,594
370,000	Collective Action Securities, Notes, 10.750% due 9/19/13	461,575

	Total Venezuela	624,356

	TOTAL SOVEREIGN BONDS
	(Cost — $10,943,401)	11,535,207

Warrants

WARRANTS — 0.0%
3,000	United Mexican States:
	Series XW05, Expires 11/9/06*	9,600
2,250	Series XW10, Expires 10/10/06*	10,687
2,000	Series XW20, Expires 9/1/06*	16,600

	TOTAL WARRANTS
	(Cost — $19,375)	36,887

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $255,810,771)	250,571,011

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      7

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face
Amount†	Security	Value

SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.8%
$7,207,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated
	4/28/06, 4.750% due 5/1/06; Proceeds at maturity — $7,209,853;
	(Fully collateralized by U.S. Treasury Note, 0.875% due 4/15/10;
	Market value — $7,353,930) (a)
	(Cost — $7,207,000)	$7,207,000

U.S. Government Agency — 0.1%
250,000	Federal National Mortgage Association (FNMA), Discount Notes,
	4.703% due 5/15/06 (a)(e)
	(Cost — $249,544)	249,544

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $7,456,544)	7,456,544

	TOTAL INVESTMENTS — 100.0%
	(Cost — $263,267,315#)	$258,027,555

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is currently in default.

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS — Argentine Peso
EUR — Euro
FLIRB — Front-Loaded Interest Reduction Bonds
GDP — Gross Domestic Product
IO — Interest Only
MASTR — Mortgage Asset Securitization Transactions Inc.
PAC — Planned Amortization Cost
PDI — Past Due Interest

Schedule of Options Written (unaudited)

		Expiration	Strike
Contracts	Security	Date	Price	Value

102	U.S. Treasury Notes 10 Year Futures Call	5/26/06	$106.00	$30,282
	(Premiums received — $53,678)

See Notes to Financial Statements.

8      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $263,267,315)	$258,027,555
Cash	1,718,074
Interest receivable	1,985,827
Deposits with brokers for open reverse repurchase agreements	1,060,000
Receivable from broker — variation margin on open futures contracts	15,188
Prepaid expenses	21,111

Total Assets	262,827,755

LIABILITIES:
Payable for open reverse repurchase agreement	91,935,750
Interest payable (Note 3)	609,074
Investment management fee payable	129,074
Options written, at value (premium received $53,678)	30,282
Payable for offering costs	17,715
Accrued expenses	34,984

Total Liabilities	92,756,879

Total Net Assets	$170,070,876

NET ASSETS:
Par value ($0.001 par value; 9,632,505 shares issued and outstanding;
100,000,000 shares authorized)	$9,633
Paid-in capital in excess of par value	183,589,137
Overdistributed net investment income	(4,278,823)
Accumulated net realized loss on investments and foreign currency transactions	(4,064,105)
Net unrealized depreciation on investments, futures contracts, options written
and foreign currencies	(5,184,966)

Total Net Assets	$170,070,876

Shares Outstanding	9,632,505

Net Asset Value	$17.66

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      9

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$5,804,626

EXPENSES:
Interest expense (Notes 1 and 3)	2,016,729
Investment management fee (Note 2)	804,824
Directors’ fees	43,942
Shareholder reports	26,780
Audit and tax	23,801
Legal fees	17,167
Transfer agent fees	9,821
Custody fees	6,704
Stock exchange listing fees	4,297
Insurance	839
Miscellaneous expenses	2,412

Total Expenses	2,957,316
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,946)

Net Expenses	2,953,370

Net Investment Income	2,851,256

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(1,424,658)
Foreign currency transactions	(119)

Net Realized Loss	(1,424,777)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(4,046,510)
Futures contracts	31,388
Options written	23,396
Foreign currencies	96

Change in Net Unrealized Appreciation/Depreciation	(3,991,630)

Net Loss on Investments, Futures Contracts, Options Written and
Foreign Currency Transactions	(5,416,407)

Decrease in Net Assets From Operations	$(2,565,151)

See Notes to Financial Statements.

10      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited)
and the year ended October 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$2,851,256	$9,594,112
Net realized gain (loss)	(1,424,777)	4,344,422
Change in net unrealized appreciation/depreciation	(3,991,630)	(7,572,537)

Increase (Decrease) in Net Assets From Operations	(2,565,151)	6,365,997

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,813,742)	(11,375,988)
Net realized gains	(3,655,536)	—

Decrease in Net Assets From Distributions to Shareholders	(12,469,278)	(11,375,988)

Decrease in Net Assets	(15,034,429)	(5,009,991)
NET ASSETS:
Beginning of period	185,105,305	190,115,296

End of period*	$170,070,876	$185,105,305

* Includes (overdistributed) undistributed net investment income of:	$(4,278,823)	$1,683,663

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      11

Statement of Cash Flows (For the six months ended April 30, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$5,406,458
Operating expenses paid	(1,063,752)
Net purchases of short-term investments	(2,160,316)
Realized loss on foreign currency transactions	(119)
Net change in unrealized appreciation on futures contracts	31,388
Net change in unrealized appreciation on foreign currencies	96
Net change in unrealized appreciation on options written	23,396
Purchases of long-term investments	(39,564,283)
Proceeds from disposition of long-term investments	55,930,251
Options written, at value	30,282
Change in receivable to broker — variation margin	(15,188)
Interest paid	(1,664,652)

Net Cash Flows Provided By Operating Activities	16,953,561

CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(12,469,278)
Deposits with brokers for reverse repurchase agreement	(1,060,000)
Proceeds from reverse repurchase agreements	(1,706,750)

Net Cash Flows Used By Financing Activities	(15,236,028)

Net Increase in Cash	1,717,533
Cash, Beginning of period	541

Cash, End of period	$1,718,074

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$(2,565,151)

Accretion of discount on investments	(2,555,599)
Amortization of premium on investments	1,925,859
Decrease in investments, at value	19,875,959
Decrease in payable for securities purchased	(168,857)
Decrease in interest receivable	231,572
Decrease in payable to broker — variation margin	(15,188)
Increase in prepaid expenses	(15,744)
Increase in interest payable	352,077
Decrease in accrued expenses	(111,367)

Total Adjustments	19,518,712

Net Cash Flows Provided By Operating Activities	$16,953,561

See Notes to Financial Statements.

12      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006	(1)(2)	2005 (2)	2004	(2)(3)

Net Asset Value, Beginning of Period	$19.22		$19.74	$19.06	(4)

Income (Loss) From Operations:
Net investment income	0.30		1.00	0.29
Net realized and unrealized gain (loss)	(0.57)		(0.34)	0.65

Total Income (Loss) From Operations	(0.27)		0.66	0.94

Less Distributions From:
Net investment income	(0.91)		(1.18)	(0.26)
Net realized gains	(0.38)		—	—

Total Distributions	(1.29)		(1.18)	(0.26)

Decrease in Net Asset Value Due to Shares Issued
on Reinvestment of Distributions	—		—	(0.00	)(5)

Net Asset Value, End of Period	$17.66		$19.22	$19.74

Market Price, End of Period	$16.24		$17.02	$18.60

Total Return, Based on Net Asset Value†	(1.52)%		3.42%	4.97%

Total Return, Based on Market Price Per Share(6)	2.84%		(2.32)%	(5.70)%

Net Assets, End of Period (000s)	$170,071		$185,105	$190,115

Ratios to Average Net Assets:
Gross expenses	3.36	%(7)	2.42%	0.89	%(7)
Gross expenses, excluding interest expense	1.07	(7)	1.04	0.87	(7)
Net expenses	3.36	(7)	2.42	0.89	(7)
Net expenses, excluding interest expense	1.07	(7)(8)	1.04	0.87	(7)
Net investment income	3.24	(7)(8)	5.10	3.44	(7)

Portfolio Turnover Rate	15%		42%	23%

(1)	For the six months ended April 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	For the period May 25, 2004 (commencement of operations) to October 31, 2004.

(4)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(5)	Amount represents less than $0.01 per share.

(6)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Annualized.

(8)	The Investment Manager waived a portion of its fees and/or reimbursed expenses.

†	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      13

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts

     (c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collat-

14      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

eral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (d) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

     (e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

     A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     (f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

     (g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)

     (h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

16      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Salomon Brothers Asset Management Inc. (the “Manager” or “SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

     Prior to the Legg Mason transaction, and under the new investment agreement, the Fund paid the Manager a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly. The Manager waived a portion of its fees amounting to $3,946 for the six months ended April 30, 2006.

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$3,222,562	$36,172,864

Sales	12,034,142	43,870,885

     At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,237,393
Gross unrealized depreciation	(8,477,153)

Net unrealized depreciation	$(5,239,760)

     At April 30, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Buy:
Euro Dollar Futures	135	12/06	$31,948,425	$31,979,813	$31,388

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)

     Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2006 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$92,819,390	4.32%	$94,107,500

     Interest rates on reverse repurchase agreements ranged from 3.84% to 4.51% during the six months ended April 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $2,016,729.

     At April 30, 2006, the Fund had the following open reverse repurchase agreements outstanding:

Face
Amount	Security	Value

$44,493,750	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 3/9/06 bearing 4.500% to be repurchased at $46,523,777
	on 3/9/07, collateralized by: $35,00,000 United States Treasury
	Inflation Indexed Notes and Bonds, 3.875% due 1/15/09;
	Market value (including accrued interest) — $37,147,169	$44,493,750
21,700,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 3/9/06 bearing 4.500% to be repurchased at $22,690,063
	on 3/9/07, collateralized by: $20,000,000 United States Treasury
	Inflation Indexed Notes and Bonds, 2.375% due 1/15/25;
	Market value (including accrued interest) — $19,904,728	21,700,000
25,742,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 3/9/06 bearing 4.500% to be repurchased at $26,916,479
	on 3/9/07, collateralized by: $24,400,000 United States Treasury
	Inflation Indexed Notes and Bonds, 2.000% due 1/15/14;
	Market value (including accrued interest) — $23,960,540.	25,742,000

	Total Reverse Repurchase Agreements
	(Cost — $91,935,750)	$91,935,750

     During the period ended April 30, 2006, written option transactions for the Fund were as follows:

	Number of	Premiums
	Contracts	Received

Options written, outstanding at October 31, 2005	—	—
Options written	102	$53,678
Options closed	—	—
Options expired	—	—

Options written, outstanding at April 30, 2006	102	$53,678

18      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4. Dividends Subsequent to April 30, 2006

On February 22, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0875 per share payable on May 26, 2006 to shareholders of record on May 23, 2006.

     On May 3, 2006, the Fund’s Board declared three distributions, each in the amount of $0.06 per share, payable on June 30, 2006, July 28, 2006 and August 25, 2006 to shareholders of record on June 27, 2006, July 25, 2006 and August 22, 2006, respectively.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)

     The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

     This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

6. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment management services relating to the Fund.

20      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On April 3, 2006 a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to this matter at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions

New Management Agreement	4,725,981	352,834	382,441

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Inflation Management Fund Inc. was held on February 27, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon on the Meeting:

Nominees	Votes For	Votes Withheld

Carol L. Colman	8,830,482	458,684

Daniel P. Cronin	8,835,764	433,402

At April 30, 2006, in addition to Carol L. Colman and Daniel P. Cronin, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      21

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

     If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

     If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

     (2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

     The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common Shares you have received under the Plan.

     You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed

22      Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

     There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

     Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

     The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Salomon Brothers Inflation Management Fund Inc. 2006 Semi-Annual Report      23

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Salomon Brothers Inflation Management Fund Inc.

DIRECTORS	SALOMON BROTHERS
Carol L. Colman	INFLATION MANAGEMENT
Daniel P. Cronin	FUND INC.
Leslie H. Gelb	125 Broad Street
R. Jay Gerken, CFA	10th Floor, MF-2
William R. Hutchinson	New York, New York 10004
Riordan Roett
Jeswald W. Salacuse	CUSTODIAN
State Street Bank
OFFICERS	and Trust Company
R. Jay Gerken, CFA	225 Franklin Street
Chairman, President and	Boston, Massachusetts 02110
Chief Executive Officer
TRANSFER AGENT
Andrew B. Shoup	American Stock Transfer &
Senior Vice President and	Trust Company
Chief Administrative Officer	59 Maiden Lane
New York, New York 10038
Frances M. Guggino
Chief Financial Officer and	INDEPENDENT REGISTERED
Treasurer	PUBLIC ACCOUNTING FIRM
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Wendy S. Setnicka	LEGAL COUNSEL
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Robert I. Frenkel	New York, New York 10017
Secretary and Chief Legal Officer
NEW YORK STOCK
INVESTMENT MANAGER	EXCHANGE SYMBOL
AND ADMINISTRATOR	IMF
Salomon Brothers Asset
Management Inc
399 Park Avenue
New York, New York 10022

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

SAM0876 4/06 SR06-70

LEGG MASON

Salomon Brothers Inflation Management Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copies at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund's website at http://www.leggmason.com/InvestorServices and (3) on the SEC's website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive a nd director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Salomon Brothers Inflation Management Fund Inc.

Date:	July 7, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Salomon Brothers Inflation Management Fund Inc.

Date:	July 7, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Inflation Management Fund Inc.

Date:	July 7, 2006